NETLease Corporate Real Estate ETF
Schedule of Investments
May 31, 2021 (Unaudited)

Shares		Security Description	Value
		COMMON STOCKS - 99.8%
		Finance and Insurance - 4.0%
80,539		Spirit Realty Capital, Inc.	$3,806,273
		Real Estate and Rental and Leasing - 95.8% (a)
53,671		Agree Realty Corporation	3,771,998
88,562		Broadstone Net Lease, Inc.	1,934,194
76,686		EPR Properties (b)	3,769,117
149,343		Essential Properties Realty Trust, Inc.	3,823,181
40,330		Four Corners Property Trust, Inc.	1,119,561
68,281		Gaming and Leisure Properties, Inc.	3,165,507
83,133		Getty Realty Corporation	2,587,930
84,190		Gladstone Commercial Corporation	1,824,397
186,483		Global Net Lease, Inc.	3,643,878
138,976		Industrial Logistics Properties Trust	3,482,739
17,756		Innovative Industrial Properties, Inc.	3,200,164
323,224		Lexington Realty Trust	4,001,513
77,205		MGM Growth Properties LLC - Class A	2,769,343
64,777		Monmouth Real Estate Investment Corporation	1,220,399
158,072		National Retail Properties, Inc.	7,326,637
70,735		NETSTREIT Corporation	1,578,805
44,314		One Liberty Properties, Inc.	1,132,223
114,996		Realty Income Corporation	7,865,726
36,422		Safehold, Inc.	2,553,182
109,822		STAG Industrial, Inc.	3,921,744
207,233		STORE Capital Corporation	7,128,815
177,688		VEREIT, Inc.	8,452,618
106,372		VICI Properties, Inc.	3,311,360
101,097		W.P. Carey, Inc.	7,627,769
			91,212,800
		TOTAL COMMON STOCKS (Cost $86,879,888)	95,019,073

		SHORT-TERM INVESTMENTS - 0.2%
213,039		First American Government Obligations Fund - Class X, 0.03% (c)	213,039
		TOTAL SHORT-TERM INVESTMENTS (Cost $213,039)	213,039
		TOTAL INVESTMENTS - 100.0% (Cost $87,092,927)	95,232,112
		Other Assets in Excess of Liabilities - 0.0% (d)	30,195
		NET ASSETS - 100.0%	$95,262,307

	Percentages are stated as a percent of net assets.
	(a)	To the extent that the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.
	(b)	Non-income producing security.
	(c)	Rate shown is the annualized seven-day yield as of May 31, 2021.
	(d)	Represents less than 0.05% of net assets.

Summary of Fair Value Disclosure at May 31, 2021 (Unaudited)

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. Accounting principles generally accepted  in the United States of America (“U.S. GAAP”) establishes a hierarchy that prioritizes inputs to valuation methods.  The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.

To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s investments as of May 31, 2021:
Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$95,019,073	$-	$-	$95,019,073
Short-Term Investments	213,039	-	-	213,039
Total Investments in Securities	$95,232,112	$-	$-	$95,232,112
^ See Schedule of Investments for breakout of investments by sector classification.
For the period ended May 31, 2021, the Fund did not recognize any transfers to or from Level 3.